UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2022

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PagerDuty, Inc.
(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-38856	27-2793871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend St., Suite 200 San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)
(844) 800-3889
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000005 par value	PD	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)
On March 9, 2022, the Board of Directors (the "Board") of PagerDuty, Inc. (the "Company") appointed Mitra Rezvan, the Company’s Vice President, Finance and Corporate Controller, to serve as the Company’s principal accounting officer.
Ms. Rezvan, age 43, has served as the Company’s Vice President, Finance and Corporate Controller since May 2017. From January 2015 to April 2017 she served as Business Controller, Google Wallet and Payments, of Google, Inc., a company that specializes in Internet-related services and products, and Revenue Controller for emerging products from July 2011 to December 2014. Ms. Rezvan holds a Bachelor of Commerce in Accounting and Finance from Macquarie University.

There is no arrangement or understanding between Ms. Rezvan and any other persons pursuant to which she was appointed as the Company’s principal accounting officer. There are no family relationships between Ms. Rezvan and any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

(e)
On March 8, 2022, the Compensation Committee of the Board adopted an amendment of the Company’s Short-Term Incentive Program (the "STI Plan") under the PagerDuty, Inc. Cash Incentive Bonus Plan to provide that, for fiscal 2023 and going forward, the leave of absence-related proration formula in the STI Plan will apply except as may be set forth under the Company’s applicable policies and practices for a specific leave of absence.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PagerDuty, Inc.

Dated: March 14, 2022	By:	/s/ Stacey A. Giamalis
Stacey A. Giamalis
Senior Vice President, Legal, General Counsel, and Secretary